SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2015

BENEFICIAL BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36806	47-1569198
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

Beneficial Bank Place, 1818 Market Street, Philadelphia, Pennsylvania 19103

(Address of principal executive offices) (Zip Code)

(215) 864-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On October 22, 2015, Beneficial Bancorp, Inc. and Conestoga Bancorp, Inc. issued a joint press release announcing the execution of a Stock Purchase Agreement, dated October 21, 2015, by and between Beneficial Bancorp, Conestoga Bancorp and Conestoga Bank, pursuant to which Conestoga Bancorp will, subject to the terms and conditions of the Stock Purchase Agreement, sell all of the outstanding shares of common stock of Conestoga Bank to Beneficial Bancorp (the “Acquisition”). Immediately following the Acquisition, Beneficial Bancorp will merge Conestoga Bank with and into Beneficial Bank with Beneficial Bank as the surviving entity.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. In addition, a copy of additional investor information regarding the Acquisition is filed as Exhibit 99.2 and is incorporated herein by reference in its entirety.

FORWARD-LOOKING STATEMENTS

This filing and the exhibits hereto contain forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect”, “target”, “positions”, “prospects” or “potential” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed Acquisition, including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Acquisition, as well as other statements of expectations regarding the Acquisition, and other statements of Beneficial Bancorp’s goals, intentions and expectations; statements regarding Beneficial Bancorp’s business plan and growth strategies; statements regarding the asset quality of Beneficial Bancorp’s loan and investment portfolios; and estimates of Beneficial Bancorp’s risks and future costs and benefits, whether with respect to the Acquisition or otherwise.

These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the ability to obtain regulatory approvals and meet other closing conditions to the acquisition of Conestoga Bank and merger of Conestoga Bank with and into Beneficial Bank; delay in closing the Acquisition; difficulties and delays in integrating the Conestoga Bank business or fully realizing cost savings and other benefits; business disruption following the Acquisition; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Beneficial Bank products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the impact, extent and timing of technological changes, capital management activities, and other actions of the

Federal Reserve Board and other legislative and regulatory actions and reforms; and other risks and factors identified in Beneficial Bancorp’s filings with the Securities and Exchange Commission.

Beneficial Bancorp does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing. In addition, Beneficial Bancorp’s and Conestoga Bancorp’s past results of operations do not necessarily indicate either of their anticipated future results, whether the Acquisition is effectuated or not.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated October 22, 2015

99.2	Additional Investor Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFICIAL BANCORP, INC.

Date: October 22, 2015	By:	/s/ Thomas D. Cestare
Thomas D. Cestare
Executive Vice President and
Chief Financial Officer